Putnam VT Sustainable Leaders Fund
The fund's portfolio
3/31/24 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Banks (3.5%)
Bank of America Corp.	433,704	$16,446,056
JPMorgan Chase & Co.	81,800	16,384,540

		32,830,596
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.(NON)	13,100	12,608,619

		12,608,619
Broadline retail (4.7%)
Amazon.com, Inc.(NON)	245,700	44,319,366

		44,319,366
Capital markets (4.3%)
Charles Schwab Corp. (The)	160,562	11,615,055
KKR & Co., Inc.	104,500	10,510,610
MSCI, Inc.	15,800	8,855,110
TPG, Inc.	220,558	9,858,943

		40,839,718
Chemicals (5.3%)
Eastman Chemical Co.	112,500	11,274,750
Ecolab, Inc.	42,300	9,767,070
Linde PLC	42,400	19,687,168
Novozymes A/S Class B (Denmark)	154,890	9,077,638

		49,806,626
Commercial services and supplies (0.8%)
Waste Connections, Inc.	44,400	7,637,244

		7,637,244
Consumer finance (0.6%)
Capital One Financial Corp.	39,065	5,816,388

		5,816,388
Consumer staples distribution and retail (3.0%)
Kroger Co. (The)	71,900	4,107,647
Walmart, Inc.	397,500	23,917,575

		28,025,222
Containers and packaging (1.3%)
Ball Corp.	186,500	12,562,640

		12,562,640
Electric utilities (2.4%)
Constellation Energy Corp.	108,900	20,130,165
NextEra Energy, Inc.	35,865	2,292,132

		22,422,297
Entertainment (1.3%)
Walt Disney Co. (The)	101,600	12,431,776

		12,431,776
Financial services (2.0%)
Visa, Inc. Class A	68,700	19,172,796

		19,172,796
Ground transportation (0.9%)
Canadian Pacific Railway, Ltd. (Canada)	99,100	8,737,598

		8,737,598
Health care equipment and supplies (3.7%)
Boston Scientific Corp.(NON)	339,200	23,231,808
Intuitive Surgical, Inc.(NON)	29,100	11,613,519

		34,845,327
Health care providers and services (1.6%)
UnitedHealth Group, Inc.	30,400	15,038,880

		15,038,880
Hotels, restaurants, and leisure (3.8%)
Chipotle Mexican Grill, Inc.(NON)	5,300	15,405,881
Hilton Worldwide Holdings, Inc.	94,199	20,093,589

		35,499,470
Industrial REITs (1.3%)
Prologis, Inc.(R)	96,900	12,618,318

		12,618,318
Life sciences tools and services (3.9%)
Danaher Corp.	48,500	12,111,420
Mettler-Toledo International, Inc.(NON)	7,200	9,585,288
Thermo Fisher Scientific, Inc.	25,600	14,878,976

		36,575,684
Machinery (5.7%)
Fortive Corp.	216,000	18,580,320
Ingersoll Rand, Inc.	202,400	19,217,880
Otis Worldwide Corp.	163,500	16,230,645

		54,028,845
Office REITs (0.5%)
Boston Properties, Inc.(R)	78,500	5,126,835

		5,126,835
Personal care products (1.2%)
Unilever PLC (United Kingdom)	234,683	11,778,293

		11,778,293
Pharmaceuticals (5.6%)
Eli Lilly and Co.	28,300	22,016,268
GSK PLC (United Kingdom)	425,852	9,183,537
Merck & Co., Inc.	128,300	16,929,185
Sanofi SA (France)	52,243	5,126,720

		53,255,710
Semiconductors and semiconductor equipment (10.9%)
Advanced Micro Devices, Inc.(NON)	84,400	15,233,356
Applied Materials, Inc.	79,800	16,457,154
ASML Holding NV (NY Reg Shares) (Netherlands)	17,400	16,886,178
NVIDIA Corp.	60,200	54,394,312

		102,971,000
Software (17.2%)
Adobe, Inc.(NON)	27,500	13,876,500
Cadence Design Systems, Inc.(NON)	37,300	11,610,744
Microsoft Corp.	203,700	85,700,664
Roper Technologies, Inc.	31,900	17,890,796
Salesforce, Inc.(NON)	79,500	23,943,810
Synopsys, Inc.(NON)	17,200	9,829,800

		162,852,314
Specialized REITs (0.8%)
American Tower Corp.(R)	40,200	7,943,118

		7,943,118
Specialty retail (1.8%)
Home Depot, Inc. (The)	45,500	17,453,800

		17,453,800
Technology hardware, storage, and peripherals (6.6%)
Apple, Inc.	365,988	62,759,622

		62,759,622
Textiles, apparel, and luxury goods (1.2%)
LVMH Moet Hennessy Louis Vuitton SA (France)	9,491	8,536,558
On Holding AG Class A (Switzerland)(NON)	77,400	2,738,412

		11,274,970
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.	38,600	6,300,291

		6,300,291

Total common stocks (cost $495,944,150)		$927,533,363

SHORT-TERM INVESTMENTS (1.8%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.50%(AFF)	Shares	16,973,770	$16,973,770
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	Shares	130,000	130,000
U.S. Treasury Bills 5.377%, 6/25/24(SEGSF)		$300,000	296,337

Total short-term investments (cost $17,400,076)			$17,400,107
TOTAL INVESTMENTS

Total investments (cost $513,344,226)			$944,933,470

	FORWARD CURRENCY CONTRACTS at 3/31/24 (aggregate face value $69,376,428) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/20/24	$2,332,532	$2,345,443	$12,911
		Danish Krone	Sell	6/20/24	2,737,312	2,767,570	30,258
		Euro	Sell	6/20/24	639,505	643,854	4,349
	Barclays Bank PLC
		British Pound	Sell	6/20/24	588,784	592,100	3,316
	Citibank, N.A.
		Euro	Sell	6/20/24	2,634,969	2,652,677	17,708
	HSBC Bank USA, National Association
		British Pound	Sell	6/20/24	2,452,739	2,466,181	13,442
		Danish Krone	Sell	6/20/24	4,779,887	4,831,788	51,901
		Euro	Sell	6/20/24	6,367,994	6,413,125	45,131
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	4/17/24	7,998,842	8,120,669	121,827
		Euro	Sell	6/20/24	2,379,773	2,395,839	16,066
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/20/24	4,593,527	4,626,290	32,763
	State Street Bank and Trust Co.
		British Pound	Sell	6/20/24	14,762,014	14,845,242	83,228
		Euro	Sell	6/20/24	520,565	524,038	3,473
		Swiss Franc	Sell	6/20/24	2,344,402	2,391,779	47,377
	UBS AG
		Euro	Sell	6/20/24	6,903,278	6,950,314	47,036
	WestPac Banking Corp.
		Euro	Sell	6/20/24	6,763,343	6,809,519	46,176

	Unrealized appreciation						576,962

	Unrealized (depreciation)						—

	Total						$576,962
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through March 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $947,153,844.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$10,102,629	$44,776,825	$37,905,684	$174,104	$16,973,770

	Total Short-term investments	$10,102,629	$44,776,825	$37,905,684	$174,104	$16,973,770
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $111,531.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$18,732,067	$—	$—
Consumer discretionary	108,547,606	—	—
Consumer staples	39,803,515	—	—
Financials	98,659,498	—	—
Health care	152,324,220	—	—
Industrials	70,403,687	—	—
Information technology	328,582,936	—	—
Materials	62,369,266	—	—
Real estate	25,688,271	—	—
Utilities	22,422,297	—	—

Total common stocks	927,533,363	—	—
Short-term investments	130,000	17,270,107	—

Totals by level	$927,663,363	$17,270,107	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$576,962	$—

Totals by level	$—	$576,962	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$66,800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com